 Filed Pursuant to Rule 497
 File No. 333-215074
FS CREDIT INCOME FUND

Supplement dated October 22, 2019
to
Prospectus dated September 19, 2019

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Credit Income Fund (the “Fund”), dated September 19, 2019 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.
You should carefully consider the “Types of Investments and Related Risks” beginning on page 58 of the Prospectus before you decide to invest in the Fund’s Shares.
Summary of Fees and Expenses
This supplement supplements the section of the Prospectus entitled “Summary of Fees and Expenses” by replacing the second footnote to the table thereof in its entirety with the following:
(2)
Amount assumes that the Fund sells $480.0 million worth of Shares during the following twelve months and that the Fund receives proceeds therefrom of approximately $480.0 million, resulting in estimated average net assets of  $429.5 million. That amount also assumes that the Fund borrows funds equal to 10% of its average net assets during such period. Actual expenses will depend on the number of Shares the Fund sells in this Offering and the amount of leverage the Fund employs, if any. There can be no assurance that the Fund will sell $480.0 million worth of Shares during the following twelve months.

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that holders of Shares can expect to bear directly or indirectly without the Fund’s annual use of leverage.
	Class A	Class I	Class L	Class M	Class T	Class U
Annual Fund Expenses (as a percentage of average net assets attributable to Shares)
Management Fee	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Other Expenses
Shareholder Servicing Fee	0.25%	None	0.25%	None	0.25%	None
Distribution Fee	None	None	0.25%	0.25%	0.25%	0.75%
Remaining Other Expenses	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	2.10%	1.85%	2.35%	2.10%	2.35%	2.60%